Mueller Water Products Business Update Provides Update on Timing for Reporting Fourth Quarter and Fiscal 2023 Results Announces Preliminary, Unaudited Fourth Quarter and Fiscal 2023 Consolidated Results ATLANTA, November 3, 2023 - Mueller Water Products, Inc. (NYSE: MWA) today announced selected preliminary financial information for its fourth quarter and fiscal year ended September 30, 2023, and updated timing for reporting results for fiscal 2023. As previously announced on October 28, 2023, the Company recently identified a cybersecurity incident impacting certain of its operational and information technology systems. The cybersecurity incident has disrupted access to certain systems and information, impacting the Company’s ability to finalize its fiscal 2023 financial statements. Therefore, the Company is postponing its quarterly earnings conference call for the fourth quarter and fiscal 2023. At a later date, the Company will make an announcement related to the timing of its earnings release and conference call to discuss the Company’s fourth quarter and fiscal 2023 results and respond to questions from financial analysts. “For fiscal 2023, our preliminary consolidated net sales and adjusted EBITDA exceeded the expectations we provided with our third quarter 2023 results. We ended fiscal 2023 with a strong balance sheet and liquidity, allowing us to continue reinvesting in our operations while returning cash to shareholders through our quarterly dividend, which was recently increased for the eighth time since 2014, as well as through share repurchases,” said Marietta Edmunds Zakas, Chief Executive Officer of Mueller Water Products. “Our teams are working around the clock to restore normal operations from the cybersecurity incident. This includes working with leading third-party cybersecurity specialists to support our investigation and recovery efforts. We are focused on systems remediation and restoration in order to minimize the impact on customers and employees, as we remain centered on serving our customers,” Ms. Zakas concluded. The Company is sharing the following selected preliminary financial information which has not been reviewed or audited by the Company’s independent auditor. The following preliminary financial information should not be considered final until the Company files its Annual Report on Form 10-K for the year ended September 30, 2023 (the “Annual Report”). See “Note Regarding Preliminary Information” below.

Selected Preliminary Financial Information for Fiscal 2023: • Consolidated net sales are anticipated to be between $1,260 million and $1,275 million (1.0 percent to 2.2 percent higher than the prior year), as compared with expectations for annual consolidated net sales to be between flat and down 2 percent compared with the prior year (1) • Adjusted EBITDA is expected to be between $197 million and $203 million (1.3 percent to 4.4 percent higher than the prior year), as compared with expectations for annual consolidated adjusted EBITDA to be between flat and down 5 percent compared with the prior year (1,2) • During fiscal 2023, approximately $48 million was returned to shareholders through dividends and common stock repurchases, including $10 million of common stock repurchased during the fiscal 2023 fourth quarter • As of September 30, 2023, total debt outstanding was approximately $447 million and cash and cash equivalents were approximately $160 million • As of September 30, 2023, total liquidity was approximately $322 million, including approximately $162 million of excess availability under the Company’s ABL Agreement (1) See Full-Year Fiscal 2023 Outlook provided with Q3FY23 earnings release dated August 3, 2023. (2) Adjusted EBITDA includes estimated GAAP operating income with a range between $122 million and $128 million, with strategic reorganization and other charges of approximately $10 million, a $6 million warranty charge, pension expense other than service of $4 million and depreciation and amortization of approximately $63 million. Strategic reorganization and other charges include expenses associated with the leadership transition and other charges, including restructuring charges related to severance and certain transaction- related expenses. Note Regarding Preliminary Information The Company’s management has prepared the estimates for the three months and year ended September 30, 2023, presented above in good faith based upon the most recent information available to the Company’s management from its internal reporting procedures as of the date of this release. The preliminary estimated ranges set forth herein are preliminary, unaudited, subject to further completion and reflect the Company’s current good faith estimates, are subject to additional financial closing procedures and may be revised as a result of management’s further review of the Company’s results and any adjustments or other developments that may result from the completion of the audit of the fiscal 2023 consolidated financial statements. Unless otherwise indicated or the context otherwise requires, “expectations” refer to the expectations set forth in the Company’s earnings release dated August 3, 2023. The Company and its independent auditors have not completed their normal quarterly review or annual audit procedures as of and for the three months and year ended September 30, 2023, and there can be no assurance that its final results for this quarterly and annual period will not differ from these estimates. Any such differences could be material. During such procedures, items may be identified which might result in material adjustments to the preliminary financial information presented above. As a result, the Company’s actual results may differ materially from the fourth quarter and year end estimates above. Accordingly, you should not place undue reliance on these preliminary estimates. These estimates should not be viewed as a substitute for the Company’s annual audited financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In addition, these preliminary estimates as of and for the three months and year ended September 30, 2023, are not necessarily indicative of the results to be achieved for any future period. Factors that could cause these preliminary estimates to differ include, but are not limited to, the discovery of new information that alters expectations about fourth quarter and year end results or impacts valuation methodologies underlying these results. The Company undertakes no obligation to update or supplement the information provided in this press release until the Company releases its financial information for the three months and fiscal year ended September 30, 2023. Use of Non-GAAP Measures In an effort to provide investors with additional information regarding the Company’s results as determined by GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. In this release, the Company presents adjusted operating income and adjusted EBITDA as performance measures because management uses these measures to evaluate the Company’s underlying performance on a consistent basis across periods and to make decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company does not reconcile forward-looking non-GAAP measures to the comparable GAAP measures, as permitted by Regulation S-K, as certain items, e.g., expenses related to corporate development activities, transactions, pension expenses/(benefits) and corporate restructuring, may have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company’s financial performance. Forward-Looking Statements This press release contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, expectations, commitments, trend descriptions and the ability to capitalize on trends, value creation, Board and committee composition plans, long-term strategies and the execution or acceleration thereof, operational improvements, inventory positions, the benefits of capital investments, financial or operating performance including improving sales growth and driving increased margins, capital allocation and growth strategy plans, the Company’s product portfolio positioning and the demand for the Company’s products. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward- looking statements due to a number of factors, including, without limitation, the ongoing assessment of the cybersecurity incident; legal, reputational, audit and financial risks resulting from the cybersecurity incident; the Company’s ability to adequately assess and remedy the cybersecurity incident, the effectiveness of the Company’s business continuity plans during the cybersecurity incident, the Company’s ability to recover under its cybersecurity insurance policies; logistical challenges and supply chain disruptions, geopolitical conditions, including the Israel-Hamas war, public health crises, or other events; inventory and in-stock positions of our distributors and end customers; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Chattanooga and Kimball, Tennessee, and Decatur, Illinois, plant closures, and reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, including executive officers, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against further service interruption, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, residential construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; foreign exchange rate fluctuations; the impact of warranty charges and claims, and related accommodations; the strength of our brands and reputation; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of acquisitions or divestitures; an inability to achieve some or all of our Environmental, Social, and Governance goals; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q, as applicable. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward-looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission.

About Mueller Water Products, Inc. Mueller Water Products, Inc. is a leading manufacturer and marketer of products and services used in the transmission, distribution and measurement of water in North America. Our broad product and service portfolio includes engineered valves, fire hydrants, pipe connection and repair products, metering products, leak detection, pipe condition assessment, pressure management products, and software technology that provides critical water system data. We help municipalities increase operational efficiencies, improve customer service and prioritize capital spending, demonstrating why Mueller Water Products is Where Intelligence Meets Infrastructure®. Visit us at www.muellerwaterproducts.com. Mueller refers to one or more of Mueller Water Products, Inc. (MWP), a Delaware corporation, and its subsidiaries. MWP and each of its subsidiaries are legally separate and independent entities when providing products and services. MWP does not provide products or services to third parties. MWP and each of its subsidiaries are liable only for their own acts and omissions and not those of each other. Investor Relations and Media Contact: Whit Kincaid 770-206-4116 wkincaid@muellerwp.com ###